                                                                Exhibit 23.3


                         INDEPENDENT AUDITORS' CONSENT


The Boards of Directors and Stockholders
Viatel, Inc. and Subsidiaries:


We consent to the reference to our firm under the heading "Selected Consolidated Financial and Other Data" in the prospectus.


                                        /s/ Edward Isaacs & Company LLP
                                        ----------------------------------
                                        EDWARD ISAACS & COMPANY LLP


New York, New York
September 11, 1996